SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 14, 2002


                           HFC Revolving Corporation
            --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                  333-84268            36-3955292
-------------------------------     ------------      --------------------
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
         Incorporation)             File Number)      Identification No.)

                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
  ------------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (847) 564-5000
                                                          ----- --------

Item 5.  Other Events.
---- -   ------------

Filing of Certain Materials
----------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), HFC Revolving Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Household Home Equity Loan Trust 2002-2, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-2 (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

     The consolidated financial statements of MBIA Inc. ("MBIA") and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, all of which are included in the Annual Report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 2001 and all of which have been audited by PricewaterhouseCoopers, and the unaudited consolidated balance sheets, consolidated statements of income, consolidated statement of changes in shareholder's equity, consolidated statements of cash flows and notes to consolidated financial statements of MBIA Insurance Corporation and Subsidiaries for the three months ended March 31, 2002 and 2001, included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended March 31, 2002, are hereby incorporated by reference in
(i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-2, is attached hereto as Exhibit 23.1.


===============================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HFC REVOLVING CORPORATION



                                     By:  /s/ Steven H. Smith
                                          ----------------------
                                          Name:  Steven H. Smith
                                          Title: Vice President


Dated:  June 18, 2002

Exhibit Index


Exhibit                                                                 Page
-------

23.1            Consent of PricewaterhouseCoopers LLP                    6